UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2005

I-TRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31584	23-3057155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Hillman Drive, Suite 130 Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 459-2405

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2005, I-trax, Inc. issued a press release disclosing its financial results for the quarter ended June 30, 2005. The press release is attached to this current report as Exhibit 99.1.

Item 9.01 Exhibits.

99.1  Press release, issued August 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-TRAX, INC.

Date: August 16, 2005	By: /s/ David R. Bock
Name: David R. Bock
Title: Executive Vice President and Chief Financial Officer